Property and Equipment, Net - Schedule of Property and Equipment (Detail) ¥ in Thousands, $ in Thousands	Jun. 30, 2020 CNY (¥)	Jun. 30, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
Property, Plant and Equipment [Line Items]
Servers, computers and equipment	¥ 189,929		¥ 142,236
Leasehold improvements	33,436		32,038
Others	10,139		10,603
Total	233,504		184,877
Less: accumulated depreciation	(115,015)		(88,191)
Property and equipment, net	¥ 118,489	$ 16,771	¥ 96,686